NEWS RELEASE

EVEREST RE GROUP, LTD.
Wessex House, 45 Reid Street, 2nd Floor, Hamilton HM DX, Bermuda

Contact:  Elizabeth B. Farrell
Vice President, Investor Relations
Everest Global Services, Inc.
908.604.3169

For Immediate Release

Everest Re Group Reports Second Quarter 2012 Earnings

HAMILTON, Bermuda – July 25, 2012 -- Everest Re Group, Ltd. (NYSE: RE) today reported second quarter 2012 net income of $214.6 million, or $4.08 per diluted common share, compared to net income of $131.3 million, or $2.41 per diluted common share, for the second quarter of 2011. After-tax operating income1, excluding realized capital gains and losses, was $223.0 million, or $4.25 per diluted common share, for the second quarter of 2012, compared to after-tax operating income1 of $134.0 million, or $2.46 per diluted common share, for the same period last year.

For the six months ended June 30, 2012, net income was $519.3 million, or $9.79 per diluted common share, compared to a net loss of $184.6 million, or $3.40 per common share, for the first six months of 2011. After-tax operating income1, excluding realized capital gains and losses, was $462.9 million, or $8.72 per diluted common share, compared to an after-tax operating loss of $189.6 million or $3.49 per common share, for the same period in 2011.

Commenting on the Company’s results, Chairman and Chief Executive Officer, Joseph V. Taranto said, “This has been an exceptional year with 10% growth in book value per share, adjusted for dividends, through the first six months of the year. Strong market dynamics coupled with the strategic positioning of our underwriting portfolio has provided significant margin expansion as evidenced by our underwriting results, with a combined ratio of 89%. Add to this the investment earnings generated off of our sizable portfolio and we produced an annualized operating return on equity of 16%. These are all strong metrics and point to the strength of our franchise and our operating strategy.”

Operating highlights for the second quarter of 2012 included the following:

•
Gross written premiums were $909 million, down 8% compared to the second quarter of 2011, primarily driven by the non-renewal of a large Florida quota share reinsurance contract in the quarter, which resulted in a portfolio return of the unearned premium reserve. Excluding the impact of this transaction, gross written premiums would have been up 12%. The underwriting portfolio continues to be strategically rebalanced away from quota share business and towards excess of loss business, providing improved overall margins.

•
The loss and combined ratio for the quarter were 58.6% and 89.0%, respectively, compared to 70.8% and 98.0% in 2011. Excluding catastrophe losses, reinstatement premiums, and prior period loss development, the current quarter attritional loss ratio was 56.1% and the current quarter attritional combined ratio was 86.8%. This compared to 59.7% and 87.2%, respectively, for the same period last year.

•	Net investment income for the quarter was $149.3 million, down 6% compared to last year, primarily driven by declining reinvestment rates.
•	Net after-tax realized and unrealized capital losses totaled $8.5 million and $2.0 million, respectively, for the quarter.
•	Cash flow from operations was $138.8 million compared to $150.6 million for the same period in 2011. Higher catastrophe loss payouts and taxes contributed to the decline this year.
•	For the quarter, the annualized after-tax operating income1 return on average adjusted shareholders’ equity2 was 15.3% compared to 9.5% in 2011.
•
During the quarter, the Company repurchased 990,957 of its common shares at an average price of $100.89 and a total cost of $100 million. For the year, the Company repurchased 2.4 million of its common shares for a total cost of $225 million. The repurchases were made pursuant to a share repurchase authorization, provided by the Company’s Board of Directors, under which there remains 4.9 million shares available.

•
Shareholders’ equity ended the quarter at $6.4 billion, up 6% from the $6.1 billion at December 31, 2011. Book value per share increased 9.5% from $112.99 at December 31, 2011 to $123.75 at June 30, 2012.

This news release contains forward-looking statements within the meaning of the U.S. federal securities laws.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. Federal securities laws. These statements involve risks and uncertainties that could cause actual results to differ materially from those contained in forward-looking statements made on behalf of the Company.  These risks and uncertainties include the impact of general economic conditions and conditions affecting the insurance and reinsurance industry, the adequacy of our reserves, our ability to assess underwriting risk, trends in rates for property and casualty insurance and reinsurance, competition, investment market fluctuations, trends in insured and paid losses, catastrophes, regulatory and legal uncertainties and other factors described in our latest Annual Report on Form 10-K.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Everest Re Group, Ltd. is a Bermuda holding company that operates through the following subsidiaries: Everest Reinsurance Company provides reinsurance to property and casualty insurers in both the U.S. and international markets. Everest Reinsurance (Bermuda), Ltd., including through its branch in the United Kingdom, provides reinsurance and insurance to worldwide property and casualty markets and reinsurance to life insurers. Everest Reinsurance Company (Ireland), Limited provides reinsurance to non-life insurers in Europe. Everest National Insurance Company and Everest Security Insurance Company provide property and casualty insurance to policyholders in the U.S. Everest Indemnity Insurance Company offers excess and surplus lines insurance in the U.S. Everest Insurance Company of Canada provides property and casualty insurance to policyholders in Canada. Additional information on Everest Re Group companies can be found at the Group’s web site at www.everestregroup.com.

A conference call discussing the second quarter results will be held at 10:30 a.m. Eastern Time on July 26, 2012. The call will be available on the Internet through the Company’s web site or at www.streetevents.com.

Recipients are encouraged to visit the Company’s web site to view supplemental financial information on the Company’s results. The supplemental information is located at www.everestregroup.com in the “Financial Reports” section of the “Investor Center”. The supplemental financial information may also be obtained by contacting the Company directly.

___________________________

1The Company generally uses after-tax operating income (loss), a non-GAAP financial measure, to evaluate its performance.  After-tax operating income (loss) consists of net income (loss) excluding after-tax net realized capital gains (losses) as the following reconciliation displays:

	Three Months Ended				Six Months Ended
	June 30,				June 30,
(Dollars in thousands, except per share amounts)	2012		2011		2012		2011
		(unaudited)				(unaudited)

		Per Diluted		Per Diluted		Per Diluted		Per
		Common		Common		Common		Common
	Amount	Share	Amount	Share	Amount	Share	Amount	Share

Net income (loss)	$214,551	$4.08	$131,312	$2.41	$519,255	$9.79	$(184,582)	$(3.40)
After-tax net realized capital gains (losses)	(8,462)	(0.16)	(2,661)	(0.05)	56,314	1.06	5,007	0.09

After-tax operating income (loss)	$223,013	$4.25	$133,971	$2.46	$462,941	$8.72	$(189,590)	$(3.49)

(Some amounts may not reconcile due to rounding.)

Although net realized capital gains (losses) are an integral part of the Company’s insurance operations, the determination of net realized capital gains (losses) is independent of the insurance underwriting process.  The Company believes that the level of net realized capital gains (losses) for any particular period is not indicative of the performance of the underlying business in that particular period.  Providing only a GAAP presentation of net income (loss) makes it more difficult for users of the financial information to evaluate the Company’s success or failure in its basic business, and may lead to incorrect or misleading assumptions and conclusions.  The Company understands that the equity analysts who follow the Company focus on after-tax operating income (loss) in their analyses for the reasons discussed above.  The Company provides after-tax operating income (loss) to investors so that they have what management believes to be a useful supplement to GAAP information concerning the Company’s performance.

2Adjusted shareholders’ equity excludes net after-tax unrealized (appreciation) depreciation of investments.

--Financial Details Follow--

EVEREST RE GROUP, LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE INCOME (LOSS)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(Dollars in thousands, except per share amounts)	2012	2011	2012	2011
	(unaudited)		(unaudited)
REVENUES:
Premiums earned	$1,037,800	$1,039,835	$2,035,778	$2,051,281
Net investment income	149,329	158,618	301,767	337,323
Net realized capital gains (losses):
Other-than-temporary impairments on fixed maturity securities	(466)	-	(6,354)	(14,767)
Other-than-temporary impairments on fixed maturity securities
transferred to other comprehensive income (loss)	-	-	-	-
Other net realized capital gains (losses)	(16,114)	(4,845)	88,493	22,078
Total net realized capital gains (losses)	(16,580)	(4,845)	82,139	7,311
Net derivative gain (loss)	(16,306)	(3,371)	(10,123)	4,154
Other income (expense)	27,812	(13,446)	21,618	(16,833)
Total revenues	1,182,055	1,176,791	2,431,179	2,383,236

CLAIMS AND EXPENSES:
Incurred losses and loss adjustment expenses	607,870	735,789	1,210,336	1,985,565
Commission, brokerage, taxes and fees	265,789	237,374	503,292	473,831
Other underwriting expenses	49,675	45,897	98,170	90,853
Corporate expenses	6,075	3,790	10,736	7,718
Interest, fees and bond issue cost amortization expense	13,244	13,116	26,422	26,114
Total claims and expenses	942,653	1,035,966	1,848,956	2,584,081

INCOME (LOSS) BEFORE TAXES	239,402	140,825	582,223	(200,845)
Income tax expense (benefit)	24,851	9,513	62,968	(16,263)

NET INCOME (LOSS)	$214,551	$131,312	$519,255	$(184,582)

Other comprehensive income (loss), net of tax :
Unrealized appreciation (depreciation) ("URA(D)") on securities arising during the period	(9,020)	108,484	71,107	67,677
Less: reclassification adjustment for realized losses (gains) included in net income (loss)	6,972	3,153	7,214	19,471
Total URA(D) on securities arising during the period	(2,048)	111,637	78,321	87,148
Foreign currency translation adjustments	(24,997)	10,683	(9,127)	39,505
Pension adjustments	983	746	1,967	1,492
Total other comprehensive income (loss), net of tax	(26,062)	123,066	71,161	128,145

COMPREHENSIVE INCOME (LOSS)	$188,489	$254,378	$590,416	$(56,437)

EARNINGS PER COMMON SHARE:
Basic	$4.10	$2.42	$9.81	$(3.40)
Diluted	4.08	2.41	9.79	(3.40)
Dividends declared	0.48	0.48	0.96	0.96

EVEREST RE GROUP, LTD.
CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
(Dollars and share amounts in thousands, except par value per share)	2012	2011
	(unaudited)
ASSETS:
Fixed maturities - available for sale, at market value	$12,480,411	$12,293,524
(amortized cost: 2012, $11,845,861; 2011, $11,731,173)
Fixed maturities - available for sale, at fair value	62,831	113,606
Equity securities - available for sale, at market value (cost: 2012, $335,081; 2011, $463,620)	331,212	448,930
Equity securities - available for sale, at fair value	1,215,455	1,249,106
Short-term investments	947,600	685,332
Other invested assets (cost: 2012, $593,459; 2011, $558,232)	593,459	558,232
Cash	398,851	448,651
Total investments and cash	16,029,819	15,797,381
Accrued investment income	129,309	130,193
Premiums receivable	971,599	1,077,548
Reinsurance receivables	598,399	580,339
Funds held by reinsureds	259,375	267,295
Deferred acquisition costs	285,034	378,026
Prepaid reinsurance premiums	76,583	85,409
Deferred tax asset	294,683	332,783
Income taxes recoverable	40,004	41,623
Other assets	218,446	202,958
TOTAL ASSETS	$18,903,251	$18,893,555

LIABILITIES:
Reserve for losses and loss adjustment expenses	$9,890,827	$10,123,215
Future policy benefit reserve	66,269	67,187
Unearned premium reserve	1,241,592	1,412,778
Funds held under reinsurance treaties	2,646	2,528
Commission reserves	44,646	55,103
Other net payable to reinsurers	78,366	51,564
5.4% Senior notes due 10/15/2014	249,882	249,858
6.6% Long term notes due 5/1/2067	238,355	238,354
Junior subordinated debt securities payable	329,897	329,897
Accrued interest on debt and borrowings	4,781	4,781
Equity index put option liability	79,851	69,729
Other liabilities	258,788	217,186
Total liabilities	12,485,900	12,822,180

SHAREHOLDERS' EQUITY:
Preferred shares, par value: $0.01; 50,000 shares authorized;
no shares issued and outstanding	-	-
Common shares, par value: $0.01; 200,000 shares authorized; (2012) 66,944
and (2011) 66,455 outstanding before treasury shares	669	665
Additional paid-in capital	1,924,313	1,892,988
Accumulated other comprehensive income (loss), net of deferred income tax expense
(benefit) of $117,348 at 2012 and $112,969 at 2011	438,139	366,978
Treasury shares, at cost; 15,087 shares (2012) and 12,719 shares (2011)	(1,298,969)	(1,073,970)
Retained earnings	5,353,199	4,884,714
Total shareholders' equity	6,417,351	6,071,375
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$18,903,251	$18,893,555

EVEREST RE GROUP, LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(Dollars in thousands)	2012	2011	2012	2011
	(unaudited)		(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$214,551	$131,312	$519,255	$(184,582)
Adjustments to reconcile net income to net cash provided by operating activities:
Decrease (increase) in premiums receivable	70,139	(35,074)	107,410	(153,497)
Decrease (increase) in funds held by reinsureds, net	10,673	22,645	8,407	39,488
Decrease (increase) in reinsurance receivables	(33,809)	537	(13,027)	17,755
Decrease (increase) in income taxes recoverable	4,768	49,873	1,459	(7,433)
Decrease (increase) in deferred tax asset	3,956	(17,582)	33,961	1,658
Decrease (increase) in prepaid reinsurance premiums	3,130	22,319	9,123	39,346
Increase (decrease) in reserve for losses and loss adjustment expenses	(95,066)	146,938	(267,230)	693,385
Increase (decrease) in future policy benefit reserve	(574)	(176)	(919)	(394)
Increase (decrease) in unearned premiums	(186,162)	(106,556)	(173,569)	(113,687)
Increase (decrease) in other net payable to reinsurers	30,025	(6,899)	26,903	(29,583)
Change in equity adjustments in limited partnerships	(15,972)	(14,309)	(28,492)	(50,614)
Change in other assets and liabilities, net	92,669	(64,275)	119,003	60,963
Non-cash compensation expense	7,652	4,212	13,374	7,658
Amortization of bond premium (accrual of bond discount)	16,200	12,818	30,966	25,570
Amortization of underwriting discount on senior notes	12	12	25	24
Net realized capital (gains) losses	16,580	4,845	(82,139)	(7,311)
Net cash provided by (used in) operating activities	138,772	150,640	304,510	338,746

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from fixed maturities matured/called - available for sale, at market value	381,216	372,401	791,593	810,665
Proceeds from fixed maturities matured/called - available for sale, at fair value	-	5,875	-	12,775
Proceeds from fixed maturities sold - available for sale, at market value	203,240	336,770	421,318	867,680
Proceeds from fixed maturities sold - available for sale, at fair value	1,862	17,168	61,143	50,120
Proceeds from equity securities sold - available for sale, at market value	34,549	110	54,792	27,206
Proceeds from equity securities sold - available for sale, at fair value	53,950	37,000	297,606	93,667
Distributions from other invested assets	12,798	40,535	21,017	127,094
Cost of fixed maturities acquired - available for sale, at market value	(641,902)	(582,696)	(1,254,576)	(1,537,328)
Cost of fixed maturities acquired - available for sale, at fair value	(2,382)	(7,148)	(5,506)	(15,224)
Cost of equity securities acquired - available for sale, at market value	(6,202)	(28,683)	(12,654)	(115,811)
Cost of equity securities acquired - available for sale, at fair value	(79,934)	(213,658)	(193,279)	(342,300)
Cost of other invested assets acquired	(16,680)	(27,544)	(28,592)	(52,102)
Cost of businesses acquired	-	-	-	(63,100)
Net change in short-term investments	(5,025)	(130,222)	(262,730)	2,717
Net change in unsettled securities transactions	(32,856)	175,061	5,966	47,201
Net cash provided by (used in) investing activities	(97,366)	(5,031)	(103,902)	(86,740)

CASH FLOWS FROM FINANCING ACTIVITIES:
Common shares issued during the period, net	15,344	5,879	17,955	7,557
Purchase of treasury shares	(100,000)	-	(224,999)	(37,611)
Revolving credit borrowings	-	-	-	(10,000)
Dividends paid to shareholders	(25,129)	(26,081)	(50,770)	(52,126)
Net cash provided by (used in) financing activities	(109,785)	(20,202)	(257,814)	(92,180)

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(4,817)	1,969	7,406	(6,711)

Net increase (decrease) in cash	(73,196)	127,376	(49,800)	153,115
Cash, beginning of period	472,047	284,147	448,651	258,408
Cash, end of period	$398,851	$411,523	$398,851	$411,523

SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes paid (recovered)	$12,617	$(24,471)	$23,801	$(12,546)
Interest paid	20,387	20,259	26,085	25,778

Non-cash transaction:
Net assets acquired and liabilities assumed from business acquisitions	-	-	-	19,130
Conversion of equity securities - available for sale, at market value, to fixed maturity securities - available for sale, at market value, including accrued
interest at time of conversion	92,981	-	92,981	-